Corporate Presentation March 2024 1

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Any statement describing Acumen’s goals, expectations, financial or other projections, intentions or beliefs is a forward-looking statement and should be considered an at-risk statement. Words such as “believes,” “expects,” “anticipates,” “could,” “would,” “seeks,” “aims,” “plans,” “potential,” “will” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning Acumen’s business, and Acumen’s ability to achieve its strategic and financial goals, including its projected use of cash, cash equivalents and marketable securities and the expected sufficiency of its cash resources into the first half of 2027, the therapeutic potential of Acumen’s product candidate, sabirnetug (ACU193), including against other antibodies, and the anticipated timeline for initiating a Phase 2 clinical trial of sabirnetug and a Phase 1 trial to support a subcutaneous dosing option of ACU 193. These statements are based upon the current beliefs and expectations of Acumen management, and are subject to certain factors, risks and uncertainties, particularly those inherent in the process of discovering, developing and commercializing safe and effective human therapeutics. Such risks may be amplified by the impacts of the COVID-19 pandemic. These and other risks concerning Acumen’s programs are described in additional detail in Acumen’s filings with the Securities and Exchange Commission (“SEC”), including in Acumen’s most recent Annual Report Form 10-K and future filings and reports by Acumen. Copies of these and other documents are available from Acumen. Additional information will be made available in other filings that Acumen makes from time to time with the SEC. These forward-looking statements speak only as of the date hereof, and Acumen expressly disclaims any obligation to update or revise any forward-looking statement, except as otherwise required by law, whether, as a result of new information, future events or otherwise. In this presentation, references to cash also include cash equivalents.

Positive Phase 1 clinical trial results presented in 2H 2023 3 Advancing a Potential Best-In-Class Antibody Targeting Toxic Amyloid Beta Oligomers (AβOs) for Early Alzheimer’s Disease (AD) Large market in need of additional treatment options Sabirnetug (ACU193): monoclonal antibody (mAb) highly selective for toxic AβOs Experienced leadership team with extensive AD drug development experience Strong balance sheet supporting clinical development plans for sabirnetug Expect to initiate Phase 2 (IV) and Phase 1 (subcutaneous) studies in 2024 $

Early AD Patient Population Represents Significant Market Opportunity

STAGES AND CHARACTERISTICS OF AD PROGRESSION



~5 Million[1]
~2 Million[1]
Preclinical AD
Mild Cognitive Impairment (MCI)
Mild Dementia
Moderate Dementia
Severe Dementia
Cognitive Decline
Functional Decline
Behavioral and Psychological Complications

Early Alzheimer's Disease in the U.S.

Acumen's commercial priority

Uptake of first-generation, disease modifying, anti-amyloid beta treatment options is expected to increase, while significant unmet need and room for improvement will persist

1. 2021 Alzheimer's Association

4

AD, Amyloid & Abeta Oligomers

6 Amyloid Beta Oligomers (AβOs) in Alzheimer’s Disease Pathology

Amyloid Beta Oligomers (AβOs) are Widely Recognized as Highly Toxic Agents in AD Pathophysiology

- Impair synaptic function[1]
- Contribute to impairment of memory and cognition[2]
- Induce tau hyperphosphorylation[3]



Soluble Amyloid
Insoluble Amyloid
Monomers
Oligomers
Protofibrils
Fibrils
Plaques
Neurotoxic



Mature hippocampal neuron and toxic AβOs bound to dendritic spines

Image Lacor et al., 2004.

1. Lacor et al., 2004 & 2007; Townsend et al., 2006; Batista et al., 2018
2. Cleary et al., 2005; Poling et al., 2008; Cline et al., 2019
3. De Felice et al., 2008; Zempel et al., 2010

7

ACUMEN

What is an Aβ Oligomer? AβOs May Consist of 2 to >200 Aβ Peptides

Figure 1. AβOs composed of 3 (a) and 18 (b) Aβ peptides are depicted below.


(a)
(b)

Source: *Kelley et al. J Chem Physics 2008.*

Quaternary structures of Aβ oligomers, protofibrils, and fibrils

Figure 2. Atomic force microscopy images of representative steps of amyloid aggregation: (A) oligomers; (B) protofibrils; (C) mature fibrils. Scan size 1.0 μm. Z range (A) 8.0 nm; (B) 15 nm; (C) 20 nm.


A
B
C

Source: Relini et al. Biomolecules 2014.

8

ACUMEN

Sabirnetug: Potential Best-in-Class Immunotherapy for Early AD

Sabirnetug's High Selectivity for Toxic AβOs May Provide Meaningful Cognitive Efficacy and Improved Safety

Rationally Designed for Improved Efficacy & Safety	**Humanized, affinity matured mAb developed to target toxic Aβ oligomers** > 500-fold greater selectivity for AβOs over Aβ monomers > 85-fold greater selectivity for AβOs over Aβ fibrils **IgG2 subclass mAb with reduced effector function**
Large Pharma Discovery	**Sabirnetug discovered in collaboration with Merck & Co.** Acumen holds exclusive program rights with no future financial or other obligations due to Merck
Encouraging FDA Interactions	**FDA Fast Track designation for the treatment of early Alzheimer's disease** **FDA End of Phase 2 meeting in 4Q 2023**



Soluble Amyloid
Insoluble Amyloid
Monomers
Oligomers
Protofibrils
Fibrils
Plaques
sabirnetug
IgG2

9

ACUMEN

Sabirnetug: Value Proposition 10 The Alzheimer’s disease market is at a key inflection point with recent and expected approvals paving a new path for the treatment of AD … … and sabirnetug is well-positioned to emerge as a potential treatment of choice. Market will likely remain consolidated with Ab therapies emerging as the primary treatment option over the next few years Stakeholders are encouraged about the advancements in the AD treatment landscape and are working together to enable broader patient access With potential clinical and safety benefits conferred by AbO selectivity, sabirnetug has the opportunity to be a treatment of choice in the broader early AD population

Positive INTERCEPT-AD Phase 1 Results for Sabirnetug

Q2W: Dosing every two weeks; Q4W: Dosing every four weeks. PART A: SINGLE-ASCENDING DOSE n = 8 per cohort (32 total) 6:2 per cohort PART B: MULTIPLE-ASCENDING DOSE n = 10 per cohort (30 total) 3 administrations of drug or PBO 8:2 per cohort COHORT 1: 2 mg/kg Sabirnetug or Placebo 2mg COHORT 2: 10 mg/kg Sabirnetug or Placebo 10mg COHORT 3: 25 mg/kg Sabirnetug or Placebo 25mg COHORT 4: 60 mg/kg Sabirnetug or Placebo 60mg COHORT 5: 10 mg/kg Sabirnetug or Placebo (Q4W) 10mg COHORT 6: 60 mg/kg Sabirnetug or Placebo (Q4W) 60mg COHORT 7: 25 mg/kg Sabirnetug or Placebo (Q2W)* ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk 25mg ≥ 1wk INTERCEPT-AD: A Randomized Placebo Controlled Phase 1 in Early AD Patients 12

Sabirnetug drug specific capture (anti-sabirnetug idiotype mAb) 13 Target Engagement Assessed by Measuring Sabirnetug-AbO Complex in CSF AbO selective detection (anti-AbO mAb) Only drug/AbO complex is measurable Novel assay configuration tailored to selectively detect sabirnetug-AβO complex in CSF as direct measure of target engagement Sabirnetug-AbO Complex MSD S-Plex (Turbo) Immunoassay TARGET ENGAGEMENT

Target Engagement of Sabirnetug with AβOs is Dose Proportional 14 Single Dose Cohorts Multiple Dose Cohorts* 2 mg/kg 10 mg/kg 25 mg/kg 60 mg/kg 0 10 20 30 ACU193 IV Infusion Dose C S F A C U 1 9 3 -A β O li g o m e r C o m p le x ( A U /m L ) a t V is it 8 ( D a y 2 1 ) *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). TARGET ENGAGEMENT p = 0.001 p = 0.03 p = 0.0007No Significant Differences

Doses Approaching Maximal Target Engagement Support Sabirnetug AbO Mechanism and Helped Guide Dose Selection for Next Study Phase 15 Single & Multiple Dose Cohorts - Exposure Response Relationship (Emax Model) Emax: 22.71 AU/mL Complex EC50: 136 ng/mL sabirnetug *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). 0 600 1200 1800 0 10 20 30 CSF [ACU193] (ng/mL) A C U 1 9 3 -A β O C o m p le x ( A U /m L ) SAD 2 mg/kg SAD 10 mg/kg SAD 25 mg/kg SAD 60 mg/kg MAD 10 mg/kg Q4W MAD 60 mg/kg Q4W MAD 25 mg/kg Q2W Sabirnetug- AbO Complex Target Engagement TARGET ENGAGEMENT

Nearly All Sabirnetug-Treated Patients in High Dose MAD Cohorts Showed Reductions in Plaque Load After Three Doses at 63 or 70 days 16 Plaque load based on florbetapir PET 0 15 30 45 60 75 0 25 50 75 100 125 25 mg/kg Q2W MAD Days C e n ti lo id s 20 21 22 23 24 25 26 27 0 15 30 45 60 75 0 25 50 75 100 125 60 mg/kg Q4W MAD Days C e n ti lo id s 28 29 30 31 32 33 34 35 25 mg/kg Q2W MAD 60 mg/kg Q4W MAD Mean reduction in amyloid plaque ∆ (absolute value, centiloids) 13.7 ∆ (%, centiloids) 20.6% Mean reduction in amyloid plaque ∆ (absolute value, centiloids) 18.1 ∆ (%, centiloids) 25.6% PLAQUE REDUCTION

PLAQUE REDUCTION

Highest Doses of INTERCEPT-AD Reduced Amyloid Plaque at Similar Rate and Magnitude to Lecanemab at Comparable Timepoints


Mean reduction in amyloid plaque (centiloids)*
Amyloid PET Load (centiloids)
120
100
80
60
40
20
0
Efficacy achieved
0
5
10
15
20
25
30
Months
6% slowing of cognitive decline
8% slowing of cognitive decline
-2% slowing of cognitive decline
22% slowing of cognitive decline
27% slowing of cognitive decline
23% slowing of cognitive decline
29% slowing of cognitive decline
Aducanumab (ENGAGE)
Aducanumab (EMERGE)
Lecanemab (CLARITY)
Gantenerumab (GRADUATE 1)
Gantenerumab (GRADUATE 2)
Donanemab (TRAILBLAZER-ALZ 1)
Donanemab (TRAILBLAZER-ALZ 2)
ACU193 - 25 mg/kg Q2W
ACU193 - 60 mg/kg Q4W

Acumen Pharmaceuticals, data on file; van Dyck (2023), NEJM (amyloid PET reduction estimated from graphs).

*There have been no head-to-head clinical trials between the product candidates listed above. Study designs and protocols for each product candidate were different, and as a result, results may not be comparable between product candidates.

17

ACUMEN

Sabirnetug Serum Exposure is Dose Proportional Without Accumulation 18 Single Dose Cohorts Multiple Dose Cohorts PHARMACOKINETICS Estimated serum terminal T1/2 of 5-7 days

Sabirnetug CSF Exposure is Dose and Dose-Regimen Proportional 19 Single Dose Cohorts Multiple Dose Cohorts* *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). PHARMACOKINETICS

Importance of Key Fluid Biomarkers Associated with AD Pathology

- Biomarkers from cerebrospinal fluid and plasma capture neuronal, synaptic, and axonal injury and reflect the cumulative outcome of different pathological substrates in AD[1]
- Evidence suggests that biomarkers are likely to be better predictors of the underlying pathology of AD than imaging alone[2]

- **After just three administrations of sabirnetug, patients with early AD demonstrated improvements in biomarkers associated with AD pathology**



Amyloid Pathology:
Aβ 42/40
Amyloid plaque
Astrocytic Activation:
GFAP
Synaptic Injury:
Neurogranin
VAMP2
Aβ oligomer
Tau Pathology:
pTau181
pTau217
Neuronal Injury:
Total tau

1. Tarawneh, R. Biomarkers: Our Path Towards a Cure for Alzheimer Disease. Biomarker Insights Volume 15: 1–15. 2020; 2. Blennow K, Zetterberg H. The Past and the Future of Alzheimer's Disease Fluid Biomarkers. J Alzheimers Dis. 2018;62(3):1125-1140.

20

Consistent Improvement in CSF Amyloid, Tau and Synaptic Biomarkers Indicate Downstream Pharmacology of Sabirnetug After Only Three Doses 21 CSF BIOMARKERS pTau181 NeurograninAb 42/40 Ratio VAMP2 Tau pathologyAmyloid pathology Synaptic injury

PLASMA BIOMARKERS

Trend Toward Normalizing Plasma Biomarkers with 10 mg/kg and 60 mg/kg Q4W

- *After longer drug wash-out (10-20 weeks) placebo-treated patients showed an increase in GFAP, pTau181, and pTau 217*
- *For 10 mg/kg and 60 mg/kg dose groups sabirnetug-treated patients directionally remained lower than placebo*


1-6 wk post-dosing
10-20 wk post-dosing
Plasma GFAP (% change from baseline)
Plasma pTau181 (% change from baseline)
Plasma pTau217 (% change from baseline)
0.043
ns
0.047
MAD PBO
10 mg/kg Q4W
25 mg/kg Q2W
60 mg/kg Q4W

22

SAFETY

Sabirnetug Demonstrates Potential for Best-in-Class Safety

Compelling Overall Safety Profile, with Low Incidence of ARIA-E

INTERCEPT-AD Phase 1 Safety Data

5 Total ARIA-E cases, or ~10%

0 Cases of ARIA-E in ApoE4 homozygotes N=6

0 Deaths, SAEs Related to Study Drug

✓ **Limited incidence of ARIA-E**
- 10 mg/kg Q4W: 1 asymptomatic case
- 25 mg/kg Q2W: 1 asymptomatic case
- 60 mg/kg Q4W: 2 asymptomatic cases; 1 symptomatic case

✓ **No ARIA-E observed in ApoE4 homozygotes (n=6), despite comprising 13% of study**
- Differentiated from other antibodies that have ARIA-E rates ~30% to ~40% in participants who are E4-homozygotes

✓ **Broad therapeutic index** with convenient monthly dosing
- Safety profile may support attractive benefit/risk option for large portion of patients

23

ACUMEN

Potential for Differentiated Efficacy Potential for Differentiated Safety INTERCEPT-AD Phase 1 Data Support Potential for Sabirnetug to Offer Best-in-Class Efficacy and Safety 24 ✓ Compelling safety profile with low incidence of ARIA-E ✓ Absence of ARIA-E observed in ApoE4 homozygotes ✓ Broad therapeutic index with convenient monthly dosing ✓ First mAb to demonstrate selective target engagement of AβOs (most toxic form of Aβ) ✓ Rapid, significant plaque reduction comparable to the current market front-runners at similar timepoints ✓ Improvement of AD biomarkers in CSF and plasma are a strong indication of downstream effects Key Takeaways from INTERCEPT-AD

Preclinical Data

Sabirnetug: Extensive Data Package Supporting Development

SELECTIVITY

- Nanomolar affinity for AβOs, >500-fold greater selectivity for AβOs over Aβ monomer, with limited or no discernable binding to vascular amyloid or dense core amyloid plaques
- Binds broad range of endogenous Aβ, from dimers to high molecular weight AβOs

PHARMACOLOGY

- Dose-dependent effects in multiple in vitro neuroprotection assays
- Positive memory and behavioral effects in multiple in vivo transgenic mouse models for AD

PK/PD

- Brain penetration and biodistribution demonstrated in multiple species
- Performs like other peripherally administered CNS mAbs

SAFETY

- IgG2 subclass lacks inflammatory effector function signaling (FcγR binding)
- Nonclinical microhemorrhage studies show no increased risk of microhemorrhage
- GLP studies demonstrated acceptable safety supporting clinical dosing plans including Ph 2


frontiers | Frontiers in Neuroscience

REVIEW
published: 26 April 2022
doi: 10.3389/fnins.2022.848215

ACU193: An Immunotherapeutic Poised to Test the Amyloid β Oligomer Hypothesis of Alzheimer's Disease

Grant A. Krafft, Jasna Jerecic, Eric Siemers and Erika N. Cline*

Acumen Pharmaceuticals, Inc., Charlottesville, VA, United States

Sabirnetug is a promising immunotherapy for early AD expected to provide meaningful cognitive and functional benefits, slow disease progression, and offer an attractive safety profile.

26

ACUMEN

Highly selective for Aβ oligomers versus Aβ monomers Even in the presence of a large excess of Aβ monomer, binding of sabirnetug to AβOs is unchanged Binding of sabirnetug to AβOs >500x binding to Aβ monomer Log [Competing Antigen] μM Sabirnetug Selectivity Sabirnetug Selectivity in presence of 5μM monomeric Aβ ACU193 Log μM SELECTIVITY Sabirnetug is the First mAb Developed to Selectively Target AβOs Sabirnetug selective for binding to AβOs is preserved even in the presence of a large excess of Aβ monomers – such as what is present in the brain, thus limiting ‘target distraction’ 27

Comparison of Aβ species-mAb complex signals across SEC fractions SELECTIVITY Sabirnetug binds to oligomeric species of Ab that are differentiated from those bound by hu266 (solanezumab) or hu3D6 (bapineuzumab) Sabirnetug Binds to a Wide Range of Oligomeric Species of Ab 28

AD Hippocampus ThioS/amyloid plaque AD Hippocampus ACU193/AbOs species ____________________ Sources: E. Cline et al. CTAD 2019. Sabirnetug is Highly Selective for AβOs Versus Aβ Plaques 29 Sabirnetug staining in human AD brain slices sabirnetug (red) binds non-Thioflavin S positive Ab (green) SELECTIVITY Sabirnetug has little or no binding to thioflavin S positive fibrillar Aβ plaque in human AD brain tissue

SELECTIVITY PHARMACOLOGY

AβOs Bind to Neurons and are Toxic; Mouse Analogue of Sabirnetug Prevents Toxicity

After binding to neurons, AβOs disrupt Long Term Potentiation (LTP) and cause pathologic increases in intracellular calcium that is destructive to cells.

ACU3B3 prevents AβO inhibition of hippocampal LTP *ex vivo*



normalized fEPSP slope
2.5
2.0
1.5
1.0
0
20
40
60
time [min]
Control
$A\beta_{42}$ (50 nM)
$A\beta_{42}$ (50 nM) +
ACU3B3 (100 pM)

ACU3B3 prevents AβO mediated Ca2+ elevation in cell cultures



Primary Neuronal Cultures
Ca^{2+} Overload (%)
20
15
10
5
0
resting
treated
*
*
ACU3B3
Boiled ACU3B3
Veh. Control

Note: (1) ACU3B3 is the mouse monoclonal antibody precursor to and equivalent of humanized sabirnetug (ACU193)

ACU3B3 prevents changes in aberrant neuronal activity thought to underlie memory loss in AD and prevents AβO mediated disruption of calcium homeostasis in neuronal cultures

30

SELECTIVITY PHARMACOLOGY

Treatment of a Transgenic Mouse Model of AD Results in Behavioral Improvements

Murine parent version of sabirnetug (ACU3B3) was used to treat younger mice with depositing plaque or older mice with abundant plaque



Total Distance Traveled
(beam breaks, means + SEM)
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
2
3
4
5
Trials
*
WT veh
APP veh
APP 3B3

Open field total distance measurement, APP-Veh vs. APP-3B3, *p=0.029.

Deficits in younger (5-7 months) transgenic mice are markedly reduced with treatment



Swim Speed
(meters/second, means + SEM)
0.20
0.18
0.16
0.14
0.12
0.10
1
2
3
4
Sessions (days)
**
**
nTg-Veh
Tg-Veh
Tg-3B3

MWM swim speed abnormality (**$p<0.02$).

Deficits in older (9-10 months) transgenic mice are markedly reduced with treatment

31

ACUMEN

Sabirnetug engages target AβOs in transgenic mouse brain (tg2576) in dose dependent manner; Ability to administer higher doses in patient clinical trials may provide increased target coverage PK/PD Sabirnetug Enters the CNS and Binds to AbOs in Transgenic Mice in Dose Dependent Manner 32 PHARMACOLOGYSELECTIVITY

Clinical Development Plans & Strategic Considerations

Significant Milestones Achieved in 2023 ~$306M Cash, cash equivalents and marketable securities as of Dec. 31, 2023 34 MILESTONES STATUS/ EXPECTED TIMING Proof-of-mechanism topline results ✓ Biomarker results from Phase 1 study ✓ End of Phase 2 meeting with FDA ✓ Anticipated initiation of ALTITUDE-AD trial 1H 2024 Anticipated initiation of Phase 1 subcutaneous trial Mid-2024 We believe that Acumen has the expertise and resources to advance sabirnetug into the first half of 2027

ALTITUDE-AD Study Design

Objective: To evaluate the clinical efficacy, safety and tolerability of sabirnetug
Patient population: Patients with early AD (MCI or mild dementia due to early AD)



Randomization 1:1:1
Sabirnetug 35mg/kg Q4W (n ~180)
Sabirnetug 50mg/kg Q4W (n ~180)
Placebo Q4W (n ~180)
Primary Endpoint
Change in iADRS[1] at 18 months
Secondary Endpoints[1]
CDR-SB, ADAS-Cog13, ADCS-ADL, AD biomarkers
Open label extension
Potential interim analyses*

*Based on regulatory feedback from the European Medicines Agency (EMA) and to enhance the probability that the EMA will consider our Phase 2 a registration-eligible study for sabirnetug, we anticipate amending the protocol later this year to change the current Phase 2/3 study to a Phase 2 standalone study. If this occurs, any interim analysis may then lead to an initiation of a confirmatory Phase 3 study.

1. iADRS: Integrated Alzheimer's Disease Rating Scale; CDR-SB: Clinical Dementia Rating – Sum of Boxes; ADAS-cog: Alzheimer's Disease Assessment Scale – Cognitive Subscale; ADCS-ADL: Alzheimer's Disease Cooperative Study – Activities of Daily Living

35

Sabirnetug Subcutaneous Formulation Under Development in Collaboration with Halozyme Potential to Broaden Patient Access and Increase Treatment Convenience • Announced partnership with Halozyme in November 2023 to develop subcutaneous dosing option for sabirnetug • Halozyme’s drug delivery technology, ENHANZE®, is commercially validated in seven approved therapies, with global collaborations covering more than 60 therapeutic targets • Current sabirnetug potential target product profile inclusive of no more than single weekly injection Plan to initiate Phase 1 bioavailability study in mid-2024 comparing the pharmacokinetics of subcutaneous forms of sabirnetug to the IV form 36

Acumen Leadership Team Experienced in AD/Neuro Drug Development Acumen team has decades of experience in Alzheimer’s drug discovery and development JANICE HITCHCOCK, PHD VP, Regulatory Affairs ROBERT DEAN, MD, PHD Sr. Development Advisor, Biomarkers and Analytical Methods JASNA JERECIC, PHD Analytical Methods Leader, Research Scientist ERIC SIEMERS, MD Chief Medical Officer MATT ZUGA Chief Financial Officer & Chief Business Officer RUSSELL BARTON Chief Operating Officer DANIEL O'CONNELL Chief Executive Officer LIEAN SCHENK VP, Head of CMC SIEW TIN GAN Head of Clinical Operations 37 DEREK MEISNER, JD Chief Legal Officer JULIE BOCKENSTETTE Executive Vice President, Head of HR JAMES DOHERTY, PHD President & Chief Development Officer

Sabirnetug IP & Market Exclusivity • Exclusive, perpetual, irrevocable, worldwide, royalty-free license from Merck to its Amyloid Derived Diffusible Ligand (ADDL) IP including issued sabirnetug patents • Sabirnetug Global IP estate: ✓ Issued patents in 19 countries ✓ Composition of matter patents and methods of use run into July 2031 ✓ Patent term extensions may be available, 3-5 years depending on jurisdiction • Biologics market exclusivity is expected for sabirnetug as a novel biologic drug ✓ US provides 12 years market exclusivity for novel biologics ✓ Europe provides 10 years of market exclusivity for novel biologics 38

Summary 39 ✓ Significant and growing Alzheimer's population in need of additional treatment options ✓ Sabirnetug demonstrates high selectivity for toxic AβOs in AD patients ✓ Highly experienced clinical, regulatory and development leaders driving sabirnetug 's development ✓ Positive Phase 1 data strengthen potential for sabirnetug to offer best-in-class efficacy and safety Key Takeaways Next Steps Anticipate initiation of ALTITUDE-AD clinical study in 1H 2024 Two treatment arms versus placebo: 50 mg/kg Q4W and 35 mg/kg Q4W Anticipate initiation of Phase 1 subcutaneous clinical study in mid-2024

Appendix www.acumenpharm.com 40

Rapid, dose-related, statistically significant reduction of plaque load based on florbetapir PET present in 60 mg/kg Q4W and 25 mg/kg Q2W cohorts Means + SD. Means + SD. +p=0.01 from baseline to endpoint within cohorts 6 (60mg/kg Q4W) and 7 (25mg/kg Q2W); n=6 on placebo, and change observed in placebo cohort was not statistically significant Aβ PET: Mean Changes in Amyloid Plaque in SAD and MAD Cohorts 41 Single Dose Cohorts Multiple Dose Cohorts+ 0 20 40 60 80 0 50 100 150 PET Centiloids at Baseline and Endpoint MAD Timepoint (Days) C e n ti lo id s All MAD Cohorts Placebo (shown on Day 70) 25 mg/kg Q2W 60 mg/kg Q4W 10 mg/kg Q4W 0 10 20 30 40 50 0 50 100 150 PET Centiloids at Baseline and Endpoint SAD Timepoint (Days) C e n ti lo id s 2 mg/kg 10 mg/kg 25 mg/kg 60 mg/kg Pooled Placebo PLAQUE REDUCTION

CSF BIOMARKERS

Significant Correlation Between Change in CSF Neurogranin and pTau181

- Neurogranin is a synaptic protein that has been shown to modulate glutamatergic neuronal activity and may be linked to enhancement in synaptic plasticity and cognitive function.[1,2]
- Researchers in the field, such as Agnello et al and others,[3,4,5] have found correlations between CSF neurogranin and p-tau.
- This suggests a biological link between these two biomarkers and provides further confidence in our biomarker observations with sabirnetug.


p < 0.0001
pTau181 (% Change from baseline)
Neurogranin (% Change from baseline)
60
40
20
-20
-40
-40
-20
20
40
SAD 2 mg/kg
SAD 10 mg/kg
SAD 25 mg/kg
SAD 60 mg/kg
MAD 10 mg/kg Q4W
MAD 25 mg/kg Q2W
MAD 60 mg/kg Q4W

1. Xiang, Yang, et al. Neurogranin: A Potential Biomarker of Neurological and Mental Diseases. Front. Aging Neurosci. 2020 Volume 12 DOI: 10.3389/fnagi.2020.584743; 2. Saunder, Tyler, et al. Neurogranin in Alzheimer's disease and ageing: A human post-mortem study. Neurobiology of Disease 2023. DOI:10.1016/j.nbd.2023.10599. 3. Agnello L, et al. Neurogranin as a Reliable Biomarker for Synaptic Dysfunction in Alzheimer's Disease. Diagnostics 2021, 11, 2339. DOI: 10.3390/diagnostics11122339; 4. Thorsell A, Bjerke M, Gobom J, et al. Neurogranin in cerebrospinal fluid as a marker of synaptic degeneration in Alzheimer's disease. Brain Res 2010;1362:13-22. DOI: 10.1016/j.brainres.2010.09.073; 5. Hellwig K, Kvartsberg H, Portelius E, et al. Neurogranin and YKL-40: independent markers of synaptic degeneration and neuroinflammation in Alzheimer's disease. Alzheimers Res Ther 2015;7:74. DOI: 10.1186/s13195-015-0161-y.

42

ACUMEN

Observed Apparent Drug Effect on CSF Biomarkers in the ApoE4 Homozygotes in Line With the Total Participant Population 43 All Participants Individual ApoE4 homozygotes (all patients for PBO) *A larger sample size is needed to know if ApoE4 carrier status has a quantitative effect on response. CSF BIOMARKERS

Lecanemab Phase 2 Suggests Amyloid Plaque Reduction Alone is Insufficient to Optimize Alzheimer's Disease Slowing*

- Lecanemab (BAN2401) Study 201 – Off treatment "gap" period prior to start of Open Label Extension (OLE) study confirmed cognitive outcomes (CDR-SB) worsened upon discontinuation of Lecanemab despite sustained reduced amyloid plaque (Aβ PET SUVr). Aβ PET measures amyloid plaque in the brain, **but does not measure soluble Aβ species, such as oligomers or protofibrils**


Change in CDR-SB: Study 201 Core Versus OLE Baseline
Worsening
4
3
2
1
0
Core Baseline
18m
OLE Baseline
On Treatment
Off Treatment
Change in Amyloid PET SUVr: Study 201 Core Versus OLE Baseline
Improving
0.2
0.1
0.0
-0.1
-0.2
-0.3
-0.4
-0.5
Core Baseline
18m
OLE Baseline
On Treatment
Off Treatment
Treatment
Placebo
10 mg/kg monthly
10 mg/kg biweekly

Suggests soluble Aβ aggregate species (e.g. protofibrils, oligomers) play a role in clinical decline

*Persistence Of BAN2401-Mediated Amyloid Reductions Post-treatment: A Preliminary Comparison of Amyloid Status Between the Core Phase of BAN2401-G000-201 and Baseline of the Open-Label Extension Phase in Subjects with Early Alzheimer's Disease (1330); Chad J. Swanson, et al. Neurology Apr 2020, 94 (15 Supplement) 1330; *Presented at the American Academy of Neurology (AAN) conference in April 2020.

44

ACUMEN

Sabirnetug Targeting Relative to Late-Stage and Approved Anti-Aβ/Plaque mAbs



bapineuzumab*
IgG1, Ph3 stop
solanezumab
IgG1, Ph3 stop, A4, DIAN negative
crenezumab
IgG4, Ph3 stop, API negative
Amyloid plaque
Aβ monomers
Aβ oligomers
Aβ protofibrils
donanemab*
IgG1
Ph2 positive
CRL 1Q23 (AAP[1])
Ph3 positive 2Q23
gantenerumab*
IgG1
Ph3 negative 4Q22
aducanumab*
IgG1
Approved (AAP[1]),
CMS CED
commercial stop
lecanemab
IgG1
Ph3 positive 3Q22
Approved (AAP[1]) Jan-2023
Full approval Jul-2023
sabirnetug
IgG2, Ph1 positive
3Q23
ACUMEN

* IgG1 monoclonal antibodies that bind amyloid plaque are associated with high rates of ARIA-E. See e.g., *Plotkin, Neurobiology of Disease*, 2020.

- There have been no head-to-head clinical trials between any of the product candidates listed above. Study designs and protocols for each product candidate were different, and results may not be comparable between product candidates.

[1] AAP: Accelerated approval

45

ACUMEN

Comparative Profiles of Recent and Current Anti-Aβ Antibodies in Development

Company	Asset	mAb epitope / isotype[4]	Aβ Target Selectivity[1][2]				Safety Profile	Efficacy Profile
			monomers	plaque	fibrils	oligomers	ARIA-E[4]	
ACUMEN	**sabirnetug**	**N-term, Confirmational IgG2**	-	-	+	+++++	Expected Low in Phase 2	TBD
Eisai / Biogen	Leqembi™	N-term, Confirmational IgG1	-	+++	++++ Protofibrils	+++	Low	Positive Ph2 and Ph3 CLARITY-AD
Lilly	donanemab	N3pG IgG1	-	+++++	+++	-	High	Positive Ph2 and Ph.3 TRAILBLAZER
Biogen	Aduhelm™	N-term IgG1	-	+++++	++ Protofibrils	++	High	Ph3 Emerge Positive, Engage Negative
Roche	gantenerumab[3]	N-term + Mid domain IgG1	-	+++++	+++	++	High	Ph3 Negative
Lilly	solanezumab[3]	Mid domain / IgG1	+++++	-	-	-	None	Ph3 Negative, trends; A4 negative
Roche / Genentech	crenezumab[3]	Mid domain / IgG4	++++	-	++	+++	None	Ph3 Negative, no trends
Pfizer / Janssen	bapineuzumab[3]	N-term IgG1	++	+++	++	++	High	Ph3 Negative

(1) *There have been no head-to-head trials between any of the product candidates listed above. Study designs and protocols for each product candidate were different, and results may not be comparable between product candidates.*
(2) *Goure et al. (2014). Targeting the proper amyloid-beta neuronal toxins: a path forward for Alzheimer's disease immunotherapeutics. Alzheimer's Research & Therapy. 6:42. DOI: http://alzres.com/content/6/4/42.*
(3) *Phase 3 discontinued for primary AD indication.*
(4) *van Dyck, C. (2017). Anti-Amyloid-b Monoclonal Antibodies for Alzheimer's Disease: Pitfalls and Promise. Biological Psychiatry. 83:4, 311-319. DOI: https://doi.org/10.1016/j.biopsych.2017.08.010.*

46

ACUMEN

Efficacy Results From Recent Phase 3 Anti-Amyloid mAb AD Studies

Percent Slowing of Cognitive/Functional Decline*

Measured Outcome**	solanezumab EXPEDITION 3 (Phase 3)	aducanumab EMERGE (Phase 3)	aducanumab ENGAGE (Phase 3)	lecanemab Clarity-AD (Phase 3)+	donanemab TRAILBLAZER-2 (Phase 3)++ (Intermediate & High Tau)	donanemab TRAILBLAZER-2 (Phase 3)++ (Intermediate Tau)
ADAS-cog	-11%	-27%	-12%	-26%	-20%	-32%
ADCS-ADL	-15%	-40%	-18%	-37%	-28%	-40%
CDR-SB	-15%	-23%	2%	-27%	-29%	-36%
MMSE	-13%	-15%	3%	N.A.	N.A.	N.A.
iADRS	-11%	N.A.	N.A.	N.A.	-22%	-35%

* Percent Slowing = P[1- [(endpoint score-baseline score)active/(endpoint score-baseline score)placebo]]*100%*(-1)

** ADAS-cog: Alzheimer's Disease Assessment Scale – Cognitive Subscale
ADCS-ADL: Alzheimer's Disease Cooperative Study – Activities of Daily Living
CDR-SB: Clinical Dementia Rating – Sum of Boxes
MMSE: Mini-Mental State Examination
iADRS: Integrated Alzheimer's Disease Rating Scale

Note: ENGAGE Post-Protocol Version 4 – at least 14 doses of 10 mg/kg, High Dose cohort achieved 27% improvement on CDR-SB compared to placebo

"We're looking for a biological foothold against Alzheimer's that we can build on. And so, these effects are small, but I think they are meaningful, and I hope they're the beginning of a process that we can add to." - ***Stephen Salloway, MD*** *of Brown University*++

+ Source: Eisai/Biogen press release September 28, 2022.
++ Source: Eli Lilly press release May 3, 2023.
++Source: Wall Street Journal, Biogen Details Case for Controversial Alzheimer's Drug, published December 5, 2019. See e.g., Plotkin, Neurobiology of Disease, 2020.
There have been no head-to-head clinical trials between any of the product candidates listed above. Study designs and protocols for each product candidate were different, and results may not be comparable between product candidates.

Safety Results From Recent Anti-Amyloid mAb AD Studies

Percent of ARIA Events for Anti-Aβ/plaque mAbs*

	TARGETING AB MONOMERS		TARGETING AMYLOID PLAQUES										TARGETING PROTOFIBRILS			
	solanezumab EXPEDITION 3 (Phase 3)		aducanumab EMERGE (Phase 3)			aducanumab ENGAGE (Phase 3)			donanemab (Phase 2)		donanemab (Phase 3)[++] *(Intermediate & High Tau)*		lecanemab (Phase 2)		lecanemab (Phase 3)[+]	
	PC	Treated	PC	Low	High	PC	Low	High	PC	Treated	PC	Treated	PC	High	PC	Treated
ARIA-E	0.2%	0.1%	2.2%	26.1%	34.4%	3.0%	25.6%	35.7%	0.8%	27.5%		24%	0.8%	9.9%	1.7%	12.6%
Symptomatic												6%				3%
ApoE ε4 carriers			1.9%	29.8%	42.5%	2.4%	28.7%	41.8%	3.6%	44.0%			1.2%	14.6%	2.3%	15.8%
ApoE ε4 non-carriers			2.9%	18.1%	17.9%	4.3%	17.5%	27.7%					0.0%	8.0%	0.3%	5.4%
Any ARIA E or H			10.3%	32.8%	41.2%	9.8%	30.7%	40.3%	8.0%	38.9%		31%			9.5%	21.5%

* PC = Placebo, Low = Low Dose; High = High Dose

Shows the absence of ARIA after treatment with antibodies targeting Aβ monomers (solanezumab) in comparison to the increasing presence of ARIA after treatment at increasing dose levels with antibodies targeting amyloid plaques (aducanumab, BAN2401, and donanemab), indicate that ARIA results from the removal of amyloid plaques around blood vessels and likely does not result from treatment with antibodies that target other species of Aβ, i.e. Aβ monomers and AβOs.

ARIA-E represents a dose limiting adverse effect for mAbs with amyloid plaque binding; We believe antibodies that exhibit lower ARIA-E should be safer and more feasible to administer, possibly at higher doses

There have been no head-to-head clinical trials between any of the product candidates listed above. Study designs and protocols for each product candidate were different, and results may not be comparable between product candidates.

+ Source: Eisai/Biogen press release September 28, 2022.

++ Source: Eli Lilly press release May 3, 2023.